UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K12G3

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 27, 2007

FIRST GUARANTY BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

Louisiana		26-0513559
(State or other	(Commission File Number)	(IRS Employer
jurisdiction of Incorporation)		Identification No.)

400 East Thomas Street, Hammond, Louisiana		70401
(Address of principal executive offices)		(zip code)

Registrant’s telephone number, including area code:  (985) 345 -7685

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

 ☐ Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

 ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

 ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

Holding Company Formation; Share Exchange

On July 27, 2007, (the “Effective Date”), First Guaranty Bancshares, Inc., a Louisiana corporation (the “Company”) became the holding company for First Guaranty Bank (the “Reorganization”), a Louisiana chartered bank (the “Bank”), pursuant to an Agreement and Plan of Exchange dated as of July 27, 2007 (the “Agreement”).  Pursuant to the Agreement, on the Effective Date, each issued and outstanding share of the Bank’s common stock, par value $1.00 per share, automatically was converted into and exchanged for one share of the Company’s common stock, par value $1.00 per share.  No stockholders exercised dissenters’ rights of appraisal.  On the Effective Date, the Bank became a wholly owned subsidiary of the Company and the stockholders of the Bank became stockholders of the Company.  No additional shares were offered or sold in connection with the Reorganization.

Prior to the Effective Date, the Bank’s common stock was registered under Section 12(g) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  The Bank has filed reports with the Federal Deposit Insurance Corporation (“FDIC”) under Section 12(i) of the Exchange Act for more than the past ten years.   This report on Form 8-K is being filed in connection with the registration of the Company’s common stock under Section 12(g) of the Exchange Act pursuant to Rule 12g-3(a) thereunder. As of the Effective Date, the Company is the successor issuer to the Bank and its common stock was held of record by three hundred or more persons.

Description of Registrant’s Common Stock

Stockholder Rights

The rights of stockholders of the Company are governed by the Louisiana Business Corporation Law and the Articles of Incorporation and Bylaws of the Company. The following discussion is not intended to be a complete statement of the rights of stockholders.

General

The Articles of Incorporation of the Company authorize the issuance of 100,600,000 shares of common stock, $1.00 par value per share, and 100,000 shares of preferred stock, $1,000.00 par value per share.   On the Effective Date, there were 5,559,644 shares of the Company’s common stock issued and outstanding and no shares of the Company’s preferred stock outstanding.  There are no options or other rights outstanding to acquire the Company’s shares.  All of the Company’s issued and outstanding shares are fully paid and non-assessable.

Common Stock

Voting Rights. All voting rights are vested in the holders of the Company’s common stock, subject to the issuance of preferred stock with voting rights. Any issuance by the Company of preferred stock with voting rights may affect the voting rights of the holders of common stock. Except as discussed below in “Restrictions on Acquisition of First Guaranty Bancshares, Inc.,” each holder of common stock will be entitled to one vote per share.

Dividends. Holders of Company common stock will be entitled to receive and share equally in such dividends as the Board of Directors of the Company may declare out of funds legally available for such payments. If the Company issues preferred stock, holders of such stock may have a priority over holders of common stock with respect to the payment of dividends. Louisiana law prohibits distributions to stockholders if, after giving effect to the distribution, the corporation would not be able to pay its debts as they become due in the usual course of business or the corporation’s total assets would be less than the sum of its total liabilities plus the amount that would be needed, if the corporation were to be dissolved at the time of the distribution, to satisfy the preferential rights upon dissolution of stockholders whose preferential rights are superior to those receiving the distribution.

Liquidation or Dissolution. In the event of a liquidation or dissolution of the Company, holders of Company common stock will be entitled to receive, after payment or provision for payment of all debts and liabilities of the Company, all assets of the Company available for distribution. If the Company issues preferred stock, holders of such stock may have a senior interest over holders of common stock in such a distribution.

No Preemptive or Redemption Rights. Holders of the Company’s common stock will not have preemptive rights with respect to any shares of the capital stock of the Company that may be issued. The common stock cannot be redeemed.

Preferred Stock

Under the Articles of Incorporation of the Company, the Board of Directors of the Company is authorized to issue preferred stock in series and to fix the powers, designations, preferences, or other rights of the shares of each such series and the qualifications, limitations, and restrictions thereof, without action by the stockholders. Preferred stock issued by the Company may rank prior to the Company common stock as to dividend rights, liquidation preferences, or both, may have full or limited voting rights (including multiple voting rights and voting rights as a class), and may be convertible into shares of Company common stock.

Restrictions on Acquisition of First Guaranty Bancshares, Inc.

The following is a general summary of the material provisions of the Company’s Articles of Incorporation and Bylaws and the Louisiana Business Corporation Law that may have an “anti-takeover effect.” Such provisions might discourage future takeover attempts by impeding efforts to acquire the Company or stock purchases in furtherance of such an acquisition.

Authorized Shares of Capital Stock. The Articles of Incorporation of the Company authorize the issuance of up to 100,600,000 shares of common stock and up to 100,000 shares of preferred stock. Shares of the Company’s preferred stock with voting rights could be issued and would then represent an additional class of stock required to approve any proposed acquisition. This preferred stock, together with authorized but unissued shares of the Company’s common stock, could represent additional capital required to be purchased by an acquiror. Issuance of such additional shares may also dilute the voting interest of the Company’s stockholders.

Directors.  The Board of Directors has the power to fill Board vacancies, whether occurring by reason of an increase in the number of directors or by resignation, death, removal or otherwise, although the stockholders may fill vacancies at a special meeting called for that purpose before the Board takes action.  The Bylaws of the Company provide that, in general, any stockholder desiring to make a nomination for the election of directors must submit written notice not less than 45 days or more than 90 days in advance of the meeting.  The stockholders, by the affirmative vote of the holders of a majority of the outstanding shares of stock entitled to vote at an annual or special meeting of stockholders or by written consent of holders of a majority of shares outstanding, have the power remove any and all directors at any time, with or without cause.

Actions by Stockholders.  The Bylaws of the Company provide that special meetings of the stockholders may be called only by the Board of Directors, the President, Chairman, Chief Executive Officer or holders of at least one-fifth of all shares entitled to vote.  The Bylaws provide that notice of stockholder proposals for new business to be considered at an annual meeting must be submitted¸ in general, not less than 30 or more than 90 days before the meeting.

Under the Louisiana Business Corporation law, any amendment of the Company’s Articles of Incorporation and any merger or other business combination that requires shareholder approval or statutory share exchange to which the Company is a party requires the approval of  two-thirds of the shares present at a meeting of stockholders.  In addition, the Louisiana Business Corporation Law also provides that if a proposed amendment to the Company’s Articles of Incorporation would adversely affect, within the meaning of the Louisiana Business Corporation Law, the shares of any class or series of the Company’s stock, then the amendment must also be approved by the holders of two-thirds of the shares of the class or series present at the meeting.  In these cases, holders of more than one-third of the shares can defeat any such proposed action.

State Anti-Takeover Laws.   Sections 132 through 134 of the Louisiana Business Corporation Law (the "Fair Price Law") prohibits the Company, unless certain conditions are met, from engaging in a business combination with an interested shareholder (a beneficial owner of 10% or more of the Company’s voting stock) or an affiliate of an interested shareholder if the rights of the Company’s outstanding shares would be altered or any of  the Company’s outstanding shares would be converted or exchanged in the transaction.  The Company could engage in such a business combination only if it is approved (either specifically or generically) by the Company’s Board of Directors before the interested shareholder became an interested shareholder or if approved thereafter either by holders of at least two-thirds of the Company’s voting stock not beneficially owned by the interested shareholder or by 80 percent of the Company’s total outstanding shares.  In addition, the Company could proceed with the transaction with such enhanced shareholder approval if the transaction satisfies certain fair price requirements designed to assure that its shareholders receive consideration in the transaction not less than the highest price and the highest premium over market value paid for any shares by the interested shareholder in the two years preceding the announcement of the transaction or in the transaction in which it became an interested shareholder.

The Company’s Bylaws provide that a control share acquisition of the Company will not be subject to the Louisiana Control Share Statute, L.S.A. R.S. 12:135 through 140.2.

Transfer Agent and Registrar. The Company acts as the transfer agent and registrar for its common stock.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Number	Description

Exhibit 2	Agreement and Plan of Exchange

Exhibit 3.1	Restatement of Articles of Incorporation of First Guaranty Bancshares, Inc.

Exhibit 3.2	Bylaws of First Guaranty Bancshares, Inc.

Exhibit 3.3	Amendment to Bylaws of First Guaranty Bancshares, Inc. dated May 17, 2007

Exhibit 4	Specimen Stock Certificate for common stock of First Guaranty Bancshares, Inc.

Exhibit 10.1	First Guaranty Bank Employee Stock Ownership Plan (effective January 1, 2003)

Exhibit 10.2	Amendment Number One to the First Guaranty Bank Employee Stock Ownership Plan (effective March 28, 2005)

Exhibit 10.3	Amendment Number Two to the First Guaranty Bank Employee Stock Ownership Plan (effective April 1, 2007)

Exhibit 10.4	Amendment Number Three to the First Guaranty Bank Employee Stock Ownership Plan (dated May 17, 2007)

Exhibit 21	Subsidiaries of the Registrant as of the date of this report

Exhibit 99.1	First Guaranty Bank Form 10-K for the year ended December 31, 2006, as filed with the FDIC

Exhibit 99.2	Form 10-Q of First Guaranty Bank for the quarter ended March 31, 2007, as filed with the FDIC

Exhibit 99.3	Form 10-Q of First Guaranty Bank for the quarter ended June 30, 2007, as filed with the FDIC

Exhibit 99.4	Proxy Statement for the First Guaranty Bank 2007 Annual Meeting of Stockholders, as filed with the FDIC

Exhibit 99.5	Current Report on Form 8-K, as filed by First Guaranty Bank with the FDIC on January 31, 2007

Exhibit 99.6	Current Report on Form 8-K, as filed by First Guaranty Bank with the FDIC on February 20, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST GUARANTY BANCSHARES, INC.
(Registrant)

Date: July 27 , 2007	By:	/s/Michael R. Sharp
Michael R. Sharp
President and Chief Executive Officer

INDEX TO EXHIBITS

Number	Description

Exhibit 2	Agreement and Plan of Exchange

Exhibit 3.1	Restatement of Articles of Incorporation of First Guaranty Bancshares, Inc.

Exhibit 3.2	Bylaws of First Guaranty Bancshares, Inc.

Exhibit 3.3	Amendment to Bylaws of First Guaranty Bancshares, Inc. dated May 17, 2007

Exhibit 4	Specimen Stock Certificate for common stock of First Guaranty Bancshares, Inc.

Exhibit 10.1	First Guaranty Bank Employee Stock Ownership Plan (effective January 1, 2003)

Exhibit 10.2	Amendment Number One to the First Guaranty Bank Employee Stock Ownership Plan (effective March 28, 2005)

Exhibit 10.3	Amendment Number Two to the First Guaranty Bank Employee Stock Ownership Plan (effective April 1, 2007)

Exhibit 10.4	Amendment Number Three to the First Guaranty Bank Employee Stock Ownership Plan (dated May 17, 2007)

Exhibit 21	Subsidiaries of the Registrant as of the date of this report

Exhibit 99.1	First Guaranty Bank Form 10-K for the year ended December 31, 2006, as filed with the FDIC

Exhibit 99.2	Form 10-Q of First Guaranty Bank for the quarter ended March 31, 2007, as filed with the FDIC

Exhibit 99.3	Form 10-Q of First Guaranty Bank for the quarter ended June 30, 2007, as filed with the FDIC

Exhibit 99.4	Proxy Statement for the First Guaranty Bank 2007 Annual Meeting of Stockholders, as filed with the FDIC

Exhibit 99.5	Current Report on Form 8-K, as filed by First Guaranty Bank with the FDIC on January 31, 2007

Exhibit 99.6	Current Report on Form 8-K, as filed by First Guaranty Bank with the FDIC on February 20, 2007